Prospectus and Summary Prospectus Supplement

December 29, 2014

Morgan Stanley Institutional Fund, Inc.

Supplement dated December 29, 2014 to the Morgan Stanley Institutional Fund, Inc. Prospectus dated April 30, 2014 and Summary Prospectus dated April 30, 2014, as amended May 30, 2014 and August 1, 2014 of:

International Small Cap Portfolio

The Board of Directors of Morgan Stanley Institutional Fund, Inc. (the "Fund") approved a Plan of Liquidation with respect to the International Small Cap Portfolio (the "Portfolio"), a series of the Fund. Pursuant to the Plan of Liquidation, substantially all of the assets of the Portfolio will be liquidated, known liabilities of the Portfolio will be satisfied, the remaining proceeds will be distributed to the Portfolio's stockholders, and all of the issued and outstanding shares of the Portfolio will be redeemed (the "Liquidation"). The Liquidation is expected to occur on or about January 30, 2015. On December 15, 2014, the Portfolio suspended the offering of its shares to new investors. Effective as of the close of business on January 28, 2015, the Portfolio will suspend the continuous offering of its shares to all investors and thus, no further purchases of shares of the Portfolio may be made by investors.

Please retain this supplement for future reference.

  SU-MSIF-SPT-10-0115